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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 ---------------


       Date of Report (Date of earliest event reported): FEBRUARY 24, 2000




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



             DELAWARE                   000-22433           75-2692967
   (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)            File Number)       Identification No.)

                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300



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Item 5.  OTHER EVENTS.

         On February 24, 2000, Brigham Exploration Company (the "Company") announced initial production results from two wells completed in its Gulf Coast exploration projects. On March 7, 2000, the Company announced its proved reserve estimates as of December 31, 1999, its finding costs and drilling results for 1999, capital budget for 2000, and operational and financial results for the fourth quarter and fiscal year ended December 31, 1999.

         Copies of the Company's press releases that provide these announcements are attached hereto as Exhibit 99.1, 99.2 and 99.3.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

     Item Number                             Exhibit
     -----------                             -------
        99.1*           Press Release dated February 24, 2000.

        99.2*           Press Release dated March 7, 2000.

        99.3*           Press Release dated March 7, 2000.
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-------
*  filed herewith.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGHAM EXPLORATION COMPANY



Date:    March 9, 2000           By:  /s/ Curtis F. Harrell
                                      ---------------------
                                      Curtis F. Harrell
                                      Chief Financial Officer

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                                INDEX TO EXHIBITS


     Exhibit
     Number                 Description
     --------               -----------
         99.1           Press Release dated February 24, 2000.

         99.2           Press Release dated March 7, 2000.

         99.3           Press Release dated March 7, 2000.